Exhibit 99.1

JDSU ANNOUNCES FISCAL 2013 FOURTH QUARTER AND YEAR END RESULTS

Fourth Quarter

•                  GAAP Revenue and Non-GAAP Revenue of $421.3 million

•                  GAAP Gross margin of 42.2%; Non-GAAP Gross margin of 46.1%

•                  GAAP EPS of $0.38; Non-GAAP EPS of $0.13

Fiscal 2013

•                  GAAP Revenue and Non-GAAP Revenue of $1,676.9 million

•                  GAAP Gross margin of 41.4%; Non-GAAP Gross margin of 46.5%

•                  GAAP EPS of $0.24; Non-GAAP EPS of $0.55

Milpitas, California, August 13, 2013 — JDSU (NASDAQ: JDSU; and TSX: JDU) today reported results for its fourth fiscal quarter and year ended June 29, 2013.

GAAP net revenue for fiscal 2013 fourth quarter was $421.3 million, with net income of $92.5 million, or $0.38 per share.  Prior quarter net revenue was $405.3 million, with net loss of $(28.0) million, or $(0.12) per share. Net revenue for fiscal 2012 fourth quarter was $434.0 million, with net loss of $(22.2) million, or $(0.10) per share.

GAAP net revenue for fiscal 2013 was $1,676.9 million, with net income of $57.0 million, or $0.24 per share. GAAP net revenue for fiscal 2012 was $1,662.4, with net loss of $(55.6) million, or $(0.24) per share.

Current period GAAP results include a $111.6 million net tax benefit related to a release of deferred tax valuation allowances in foreign jurisdictions.

Non-GAAP net revenue for fiscal 2013 fourth quarter was $421.3 million, with non-GAAP net income of $30.4 million or $0.13 per share.  Prior quarter non-GAAP net revenue was $405.3 million, with non-GAAP net income of $24.1 million, or $0.10 per share. Non-GAAP net revenue for fiscal 2012 fourth quarter was $434.0 million, with non-GAAP net income of $35.4 million, or $0.15 per share.

Non-GAAP net revenue for fiscal 2013 was $1,676.9 million, with non-GAAP net income of $131.8 million, or $0.55 per share. Non-GAAP revenue for fiscal 2012 was $1,663.0 million, with non-GAAP net income of $137.5 million, or $0.59 per share.

“JDSU executed well on its strategic priorities in fiscal Q4,” said Tom Waechter, JDSU’s President and Chief Executive Officer.  “Bookings were strong across all three segments, particularly in CommTest and CCOP, resulting in an overall book-to-bill above 1.  We generated over $57 million of cash from operations and exited the quarter with net cash of $516 million.  We saw improved demand in a number of areas such as gesture and datacom, which partially offset lower than expected customer demand for optical components in the telecom space.  We look ahead to fiscal 2014 with a strategically differentiated and market-leading product portfolio, improved operating leverage and a solid balance sheet.”

Financial Overview — Fourth Fiscal Quarter Ended June 29, 2013 (dollars in millions)

	GAAP Results
	Q4	Q3	Q4	Percentage Change
	FY 2013	FY 2013	FY 2012	Q-T-Q	Y-T-Y
Revenue	$421.3	$405.3	$434.0	3.9%	(2.9)%
Gross margin	42.2%	38.3%	41.8%	3.9	0.4
Operating margin	(4.4)%	(5.3)%	0.1%	0.9	(4.5)

	Non-GAAP Results
	Q4	Q3	Q4	Percentage Change
	FY 2013	FY 2013	FY 2012	Q-T-Q	Y-T-Y
Revenue	$421.3	$405.3	$434.0	3.9%	(2.9)%
Adjusted gross margin	46.1%	45.9%	45.3%	0.2	0.8
Adjusted operating margin	7.2%	6.8%	8.8%	0.4	(1.6)

	Non-GAAP Results by Segment
	Q4	% of	Q3	Q4	Percentage Change
	FY 2013	Revenue	FY 2013	FY 2012	Q-T-Q	Y-T-Y
Communications Test and Measurement	$189.8	45%	$174.2	$196.2	9.0%	(3.3)%
Communications and Commercial Optical Products:
Optical Communications	154.1		152.9	155.4	0.8	(0.8)
Lasers	28.2		26.3	29.6	7.2	(4.7)
Communications and Commercial Optical Products	182.3	43	179.2	185.0	1.7	(1.5)
Optical Security and Performance Products	49.2	12	51.9	52.8	(5.2)	(6.8)
Total	$421.3	100%	$405.3	$434.0	3.9	(2.9)

Financial Overview — Year Ended June 29, 2013 (dollars in millions)

	GAAP Results
			Percentage Change
	FY 2013	FY 2012	Y-T-Y
Revenue	$1,676.9	$1,662.4	0.9%
Gross margin	41.4%	42.4%	(1.0)
Operating margin	(1.5)%	—%	(1.5)

	Non-GAAP Results
			Percentage Change
	FY 2013	FY 2012	Y-T-Y
Revenue	$1,676.9	$1,663.0	0.8%
Adjusted gross margin	46.5%	46.4%	0.1
Adjusted operating margin	8.7%	9.3%	(0.6)

	Non-GAAP Results by Segment
		% of		Percentage Change
	FY 2013	Revenue	FY 2012	Y-T-Y
Communications Test and Measurement	$728.9	44%	$755.4	(3.5)%
Communications and Commercial Optical Products:
Optical Communications	625.6		586.8	6.6
Lasers	116.6		114.8	1.6
Communications and Commercial Optical Products	742.2	44	701.6	5.8
Optical Security and Performance Products	205.8	12	206.0	(0.1)
Total	$1,676.9	100%	$1,663.0	0.8

All numbers in this section are non-GAAP unless stated otherwise.

•                  Americas, EMEA and Asia-Pacific customers represented 48.5%, 20.6% and 30.9%, respectively, of total net revenue for the fourth fiscal quarter. Americas, EMEA and Asia-Pacific customers represented 49.1%, 22.7% and 28.2%, respectively, of total net revenue for fiscal 2013.

•                  The Company held $515.9 million in total cash and investments and generated $57.1 million and $187.8 million of cash from operations for the quarter and year ended June 29, 2013, respectively.

•                  The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported.

Business Outlook

For the first quarter of fiscal 2014, ending September 28, 2013, the Company expects non-GAAP net revenue to be $410 to $430 million.

Conference Call

The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on August 13, 2013 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors.  The Company will post supporting slides outlining the Company’s latest financial results concurrently with this earnings press release. They will be posted on www.jdsu.com/investors under the “Financial Information” section. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About JDSU

JDSU innovates and collaborates with customers to build and operate the highest-performing and highest-value networks in the world.  Our diverse technology portfolio also fights counterfeiting and enables high-powered commercial lasers for a range of applications.  Learn more about JDSU at www.jdsu.com and follow us on JDSU Perspectives, Twitter, Facebook and YouTube.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, cash flow and other financial metrics, and the impact and duration of certain market conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things:  (a) continuing general limited visibility across many of our product lines, as well as the migration to vendor managed inventory programs; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin range across our portfolio; (c) consolidation of our customer base, which, in the shorter term limits demand visibility, and in the longer term, could reduce our business potential; (d) continued decline of average selling prices across our businesses; (e)  notable seasonality and a significant level of in-quarter book-and-ship business, particularly in Communications Test and Measurement business; (f) various product and manufacturing transfers, site consolidations and product discontinuances in which we are currently engaged, that have caused and may cause short term disruptions; (g) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; and (h) inherent uncertainty related to global markets and the effect of such markets on demand for our products.

For more information on these and other risks affecting the Company’s business, please refer to the “Risk Factors” section included in Part I, Item 1A of our Current Report on Form 8-K dated December 14, 2012 filed with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:  Cherryl Valenzuela, 408-546-4521, or cherryl.valenzuela@jdsu.com

Press:  Jim Monroe, 240-404-1922, or jim.monroe@jdsu.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED FINANCIAL DATA-

JDS UNIPHASE CORPORATION
CONDENSED STATEMENTS OF OPERATIONS
(in millions, unaudited)

	Three Months Ended		Twelve Months Ended
	June 29,	June 30,	June 29,	June 30,
	2013	2012	2013	2012
Net revenue	$421.3	$434.0	$1,676.9	$1,662.4
Cost of sales	229.0	237.6	919.0	898.3
Amortization of acquired technologies	14.6	14.8	63.3	58.6
Gross profit	177.7	181.6	694.6	705.5
Operating expenses:
Research and development	67.6	63.8	258.5	244.0
Selling, general and administrative	111.9	106.9	429.3	427.0
Amortization of other intangibles	3.9	5.5	12.7	21.7
Restructuring and related charges	12.9	4.9	19.0	12.4
Total operating expenses	196.3	181.1	719.5	705.1
(Loss) income from operations	(18.6)	0.5	(24.9)	0.4
Interest and other (expense) income, net	(0.4)	10.6	(4.1)	12.8
Interest expense	(2.5)	(7.2)	(17.9)	(27.3)
(Loss) income from continuing operations before income taxes	(21.5)	3.9	(46.9)	(14.1)
(Benefit from) provision for income taxes	(113.0)	2.5	(103.9)	12.0
Income (loss) from continuing operations, net of tax	91.5	1.4	57.0	(26.1)
Income (loss) from discontinued operations, net of tax	1.0	(23.6)	—	(29.5)
Net income (loss)	$92.5	$(22.2)	$57.0	$(55.6)

Basic net income (loss) per share from:
Continuing operations	$0.39	$0.01	$0.24	$(0.11)
Discontinued operations	—	(0.11)	—	(0.13)
Net income (loss)	$0.39	$(0.10)	$0.24	$(0.24)

Diluted net income (loss) per share from:
Continuing operations	$0.38	$0.01	$0.24	$(0.11)
Discontinued operations	—	(0.11)	—	(0.13)
Net income (loss)	$0.38	$(0.10)	$0.24	$(0.24)

Shares used in per share calculation:
Basic	236.9	231.7	235.0	230.0
Diluted	241.1	231.7	239.3	230.0

JDS UNIPHASE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)

	June 29,	June 30,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$281.0	$401.1
Short-term investments	205.2	320.5
Restricted cash	29.7	31.1
Accounts receivable, net	273.3	305.8
Inventories, net	145.8	174.5
Prepayments and other current assets	95.3	77.2
Total current assets	1,030.3	1,310.2
Property, plant and equipment, net	247.0	252.9
Goodwill	115.1	68.7
Intangibles, net	149.7	178.8
Deferred income taxes	155.5	40.1
Other non-current assets	17.6	18.8
Total assets	$1,715.2	$1,869.5
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$97.7	$117.6
Accrued payroll and related expenses	77.0	68.6
Income taxes payable	18.7	20.7
Deferred revenue	71.9	81.2
Accrued expenses	37.1	35.3
Short-term debt	—	292.8
Other current liabilities	45.3	37.9
Total current liabilities	347.7	654.1
Other non-current liabilities	206.2	176.6
Total stockholders’ equity	1,161.3	1,038.8
Total liabilities and stockholders’ equity	$1,715.2	$1,869.5

JDS UNIPHASE CORPORATION

REPORTABLE SEGMENT INFORMATION

(in millions, unaudited)

	Three Months Ended		Twelve Months Ended
	June 29,	June 30,	June 29,	June 30,
	2013	2012	2013	2012
Net revenue:
Communications Test and Measurement	$189.8	$196.2	$728.9	$755.4
Communications and Commercial Optical Products	182.3	185.0	742.2	701.6
Optical Security and Performance Products	49.2	52.8	205.8	206.0
Deferred revenue related to purchase accounting adjustment	—	—	—	(0.6)
Net revenue	$421.3	$434.0	$1,676.9	$1,662.4

Operating income:
Communications Test and Measurement	$18.0	$26.1	$83.1	$98.3
Communications and Commercial Optical Products	18.2	15.7	82.4	72.0
Optical Security and Performance Products	17.2	19.5	73.2	72.5
Corporate	(22.9)	(23.0)	(92.9)	(88.9)
Total segment operating income	30.5	38.3	145.8	153.9
Unallocated amounts:
Stock-based compensation	(14.9)	(11.5)	(56.4)	(48.6)
Acquisition-related charges and amortization of intangibles	(18.5)	(19.4)	(77.3)	(80.0)
Loss on disposal of long-lived assets	(2.0)	(0.3)	(3.6)	(1.2)
Restructuring and related charges	(12.9)	(4.9)	(19.0)	(12.4)
Other non-recurring charges	(0.8)	(1.7)	(14.4)	(11.3)
Interest and other income (expense), net	(0.4)	10.6	(4.1)	12.8
Interest expense	(2.5)	(7.2)	(17.9)	(27.3)
(Loss) income from continuing operations before income taxes	$(21.5)	$3.9	$(46.9)	$(14.1)

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance.  The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors.  Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represents its performance in the ordinary, ongoing and customary course of its operations.  Accordingly, management excludes from core operating performance items such as those relating to amortization of acquisition-related intangibles, stock-based compensation, restructuring and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities.

The Company believes providing this additional information to its investors allows investors to see Company results through the eyes of management.  The Company further believes that providing this information allows Company investors to both better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Revenue from acquisition-related deferred revenue: The Company excludes the fair value adjustment to acquisition-related deferred revenue when calculating non-GAAP revenue.  The Company believes non-GAAP revenue provides useful information for investors, enabling them to review for underlying trends in the business and compare the Company’s revenue performance to prior and future periods and to the Company’s peers.

Cost of sales, research and development and selling, general and administrative expenses: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plan, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, (v) other charges related to non-recurring activities comprising mainly of one-time acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, and (vi) product-line exit costs such as the write-off of inventory no longer being sold. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles from acquisitions: The Company includes amortization expense related to intangibles from acquisitions in its GAAP presentation of cost of sales and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating income, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of sales and operating expenses.

Other income (loss), net and non-cash interest expense: The Company incurred a loss in connection with repurchasing certain of its 1% Senior Convertible Notes which was recorded in interest and other expense (income), net in compliance with the authoritative guidance. The Company also incurred non-cash interest expense accounted for under the authoritative guidance on convertible debt instruments, which requires the Company to separately account for the liability (debt) and equity (conversion option) components of such instruments. The Company eliminates these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold investments or adjusted the value of investments from time to time based on market conditions, and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share.  The Company’s core business does not include making financial investments in third parties, and such investments do not constitute a material portion of the Company’s assets.  Moreover, the amount and timing of gains and losses and adjustments to the value of investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales and adjustments to the value of investments are not related to the Company’s ongoing core business and operating performance.

Discontinued operations: The Company has adjusted its current and historical Consolidated Statements of Operations and segment financials to reflect the October 2012 sale of its holographic security business. This business’ adjusted results are reflected as discontinued operations for the periods reported in the Company’s GAAP consolidated statement of operations. The Company excluded the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported.  The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments:  The Company’s EBITDA calculation excludes interest, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above.  The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation and restructuring and related charges that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share.  The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

The following tables reconcile GAAP measures to non-GAAP measures:

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

(in millions, except per share data)

(unaudited)

	Three Months Ended				Twelve Months Ended
	June 29,		June 30,		June 29,		June 30,
	2013		2012		2013		2012
	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS	Net income (loss)	Diluted EPS
GAAP measures	$92.5	$0.38	$(22.2)	$(0.10)	$57.0	$0.24	$(55.6)	$(0.24)
Items reconciling GAAP net income (loss) and EPS to non-GAAP net income and EPS:

Related to net revenues:
Deferral of revenues related to purchase accounting adjustment	—	—	—	—	—	—	0.6	—

Related to cost of sales:
Stock-based compensation	2.6	0.01	2.3	0.01	9.3	0.04	7.7	0.03
Other charges related to non-recurring activities (1)	(0.5)	—	(2.1)	(0.01)	12.1	0.05	(0.9)	—
Amortization of acquired technologies (1)	14.6	0.06	14.8	0.06	63.3	0.26	58.6	0.25
Total related to gross profit	16.7	0.07	15.0	0.06	84.7	0.35	66.0	0.28

Related to operating expenses:
Research and development:
Stock-based compensation	3.6	0.01	2.8	0.01	13.6	0.06	11.6	0.05
Selling, general and administrative:
Stock-based compensation	8.7	0.03	6.4	0.03	33.5	0.14	29.3	0.12
Other charges related to non-recurring activities	1.3	0.01	2.9	0.01	3.6	0.02	11.3	0.05
Amortization of other intangibles (1)	3.9	0.02	5.5	0.03	12.7	0.05	21.7	0.09
Loss on disposal and impairment of long-lived assets	2.0	0.01	0.3	—	3.6	0.02	1.2	0.01
Restructuring and related charges	12.9	0.05	4.9	0.02	19.0	0.07	12.4	0.05
Total related to operating expenses	32.4	0.13	22.8	0.10	86.0	0.36	87.5	0.37

Interest and other income (expense), net	—	—	(8.9)	(0.04)	3.7	0.02	(9.9)	(0.04)
Non-cash interest expense	1.4	0.01	5.1	0.02	12.0	0.05	20.0	0.09
Benefit from income taxes (2)	(111.6)	(0.46)	—	—	(111.6)	(0.47)	—	—
Discontinued operations	(1.0)	—	23.6	0.11	—	—	29.5	0.13
Total related to net income & EPS	(62.1)	(0.25)	57.6	0.25	74.8	0.31	193.1	0.83
Non-GAAP measures	$30.4	$0.13	$35.4	$0.15	$131.8	$0.55	$137.5	$0.59

Shares used in per share calculation for non-GAAP EPS		241.1		235.0		239.3		234.3

Note: Certain totals may not add due to rounding

(1)         During the three months ended September 29, 2012, the Company approved a plan to exit the concentrated photovoltaic (“CPV”) product line. As a result, during the respective period, the Company incurred a $2.6 million charge for accelerated amortization of related intangibles which is included in amortization of acquired technologies.

During the three months ended March 30, 2013, the Company approved a strategic plan to exit its low-speed wireline product line, incurring a $2.2 million charge for accelerated amortization of related intangibles ($1.8 million is included in amortization of acquired technologies and $0.4 million is included in amortization of other intangibles).  In addition to the accelerated amortization charge, the Company incurred $11.3 million of inventory related charges included in cost of sales primarily related to the write-off of inventory no longer being sold due to the low-speed wireline product line exit. Both of these charges are excluded from the Company’s non-GAAP operating results.

(2)         During the three months ended June 29, 2013, the Company included a net tax benefit related to a release of deferred tax valuation allowances for foreign jurisdictions.

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET REVENUE TO NON-GAAP NET REVENUE

(in millions, unaudited)

	Three Months Ended		Twelve Months Ended
	June 29,	June 30,	June 29,	June 30,
	2013	2012	2013	2012
GAAP net revenue	$421.3	$434.0	$1,676.9	$1,662.4
Deferral of revenues related to purchase accounting adjustment	—	—	—	0.6
Non-GAAP net revenue	$421.3	$434.0	$1,676.9	$1,663.0

JDS UNIPHASE CORPORATION

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(in millions, unaudited)

	Three Months Ended		Twelve Months Ended
	June 29,	June 30,	June 29,	June 30,
	2013	2012	2013	2012
GAAP net income (loss) from continuing operations	$91.5	$1.4	$57.0	$(26.1)
Interest and other income (expense), net	0.4	(10.6)	4.1	(12.8)
Interest expense	2.5	7.2	17.9	27.3
(Benefit from) provision for income taxes	(113.0)	2.5	(103.9)	12.0
Depreciation	17.5	17.4	68.3	69.2
Amortization	18.5	20.3	76.0	80.3
EBITDA	17.4	38.2	119.4	149.9
Costs related to restructuring and related charges	12.9	4.9	19.0	12.4
Costs related to stock-based compensation	14.9	11.5	56.4	48.6
Costs related to non-recurring activities	2.8	1.1	19.3	12.2
Adjusted EBITDA	$48.0	$55.7	$214.1	$223.1

Note: Certain totals may not add due to rounding